KOBREN INSIGHT FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                               KOBREN GROWTH FUND


                  MAY 1, 2004, AS SUPPLEMENTED AUGUST 11, 2004


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Kobren Growth Fund (the "Fund"), a series of Kobren Insight Funds (the "Trust"), dated May 1, 2004. The Statement of Additional Information should be read in conjunction with the prospectus. The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated herein by reference to the Fund's Annual Report as filed with the Securities and Exchange Commission ("SEC"). The Fund's prospectus may be obtained by writing to the Trust at P.O. Box 5146, Westborough, Massachusetts 01581 or by telephoning the Trust toll free at 800-895-9936. Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.


                                TABLE OF CONTENTS

                                                                            PAGE

     I.    INVESTMENT OBJECTIVE AND POLICIES..................................2
    II.    INVESTMENT RESTRICTIONS...........................................14
   III.    MANAGEMENT OF THE TRUST AND THE FUND
           A.     Trustees and Officers......................................15
           B.     Proxy Voting Policies and Procedures.......................20
           C.     Control Persons and Principal Holders of Securities........21
           D.     Investment Adviser.........................................21
           E.     Distributor................................................22
     F.    Administrator, Transfer Agent and Dividend Paying Agent...........22
           G.     Custodian, Counsel and Independent Auditors................23
    IV.    PURCHASE, REDEMPTION AND DETERMINATION
                  OF NET ASSET VALUE.........................................23
     V.    IN-KIND REDEMPTIONS...............................................24
    VI.    PORTFOLIO TRANSACTIONS............................................24
   VII.    PERFORMANCE INFORMATION...........................................26
  VIII.    DIVIDENDS, DISTRIBUTIONS AND TAXES................................26
    IX.    DESCRIPTION OF THE TRUST..........................................30
     X.    ADDITIONAL INFORMATION............................................31
    XI.    FINANCIAL STATEMENTS..............................................31
           APPENDIX A - RATINGS OF DEBT INSTRUMENTS.........................A-1
           APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES................B-1

                      I. INVESTMENT OBJECTIVE AND POLICIES

         Kobren Insight Funds (the "Trust") is a no-load open-end, diversified investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated September 13, 1996. The Trust currently offers two separate series, Kobren Growth Fund (as previously defined, the "Fund") and Delphi Value Fund, each with a different investment objective. This Statement of Additional Information pertains only to the Fund. The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds" or "mutual funds").

          The Fund seeks long-term growth of capital without regard to current income and with a volatility level approximating that of Standard & Poor's 500 Index (the "S&P 500" Index).

         The Fund concentrates its investments in the shares of mutual funds. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (I.E., equity or debt), some concentrate in certain industries or countries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Some of the underlying funds are, like the Fund, "open-end" funds and can readily redeem their shares. Any investment in a mutual fund involves risks. Even though the Fund may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. See "Fees and Expenses" and "Dividends, Distributions and Taxes" in the prospectus.

         The Fund, together with the Delphi Value Fund and any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of Kobren Insight Management, Inc. ("KIM" or the "Adviser") hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of such mutual funds is restricted, and the Adviser must then, in some instances, select alternative investments for the Fund that would not have been its first investment choice.

         The 1940 Act also provides that a mutual fund whose shares are purchased by a fund is obliged to redeem shares held by the fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any 30-day period. Accordingly, because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, if the Funddecides to sell its entire position in an underlying fund it may need up to 90 days to completely implement this decision. In addition, shares held by a fund in excess of 1% of an underlying mutual fund's outstanding securities may be considered not readily marketable securities. Together with other illiquid securities, these mutual funds may not exceed 15% of net assets of the Fund. However, since the Fund has reserved the right to pay redemption requests in portfolio securities, these positions may be treated as liquid. These limitations are not fundamental and may therefore be changed by the Board of Trustees of the Trust without shareholder approval.

         Under certain circumstances, an underlying fund may determine to make payment of a redemption request by the Fund (wholly or in part) by a distribution in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold securities distributed by an underlying fund until such time as KIM determines it appropriate to dispose of such securities. Such disposition will impose additional costs on the Fund.

INDUSTRY CONCENTRATION. An underlying fund may concentrate its investments within one industry. Since the investment alternatives within one industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

         Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and the Adviser. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, the Fund would indirectly incur certain transaction costs without accomplishing any investment purpose. The Fund limits its investments in underlying funds to mutual funds whose shares the Fund may purchase without the imposition of an initial sales load. The underlying funds may incur distribution expenses in the form of Rule 12b-1 fees. An investor could invest directly in the underlying funds. By investing in mutual funds indirectly through the Fund, the investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. An investor may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Fund's policies of investing in other mutual funds, an investor may receive more taxable capital gain distributions than if he or she invested directly in the underlying funds. See "Dividends, Distributions and Taxes" below.

         The types of securities that may be acquired by the Fund and the underlying funds and the various investment techniques, which either may employ, including the risks associated with these investments, are described below.

FOREIGN SECURITIES. The Fund or an underlying fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

         Investments in foreign securities involve special risks and considerations that are not present when a fund invests in domestic securities. These risks include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse political or governmental actions. Foreign equity markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

EXCHANGE RATES. Since the Fund or an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund or an underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, options or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund or the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Fund or an underlying fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

LIMITATIONS OF FOREIGN MARKETS. There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of the Fund or an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's or an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund or an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS. Income (possibly including, in some cases, capital gains) received by the Fund or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by a fund will reduce the net income of a fund available for distribution. Special tax considerations apply to foreign securities.

EMERGING MARKETS. Risks may be intensified in the case of investments by the Fund or an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS. The Fund or an underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, the Fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund could enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

PORTFOLIO SECURITIES LOANS. The Fund or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund or the underlying fund. The Fund may pay reasonable fees in connection with securities loans. KIM will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers of the Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES. The Fund or an underlying fund may sell securities short. In a short sale the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         When it engages in short sales, the Fund or an underlying fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

         The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX". A short sale is "against the box" if at all times when the short position is open the Fund or an underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS AND THEIR RISKS. Any transactions in derivative contracts involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates or currency exchange rates. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, swaps and forward contracts and the selling of options, caps, floors and collars. As a result, the loss on these derivative contracts may exceed the Fund's initial investment. The Fund may also lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

         Derivative contracts may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by the Fund. The Fund may cover, or partially offset, the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or contracts or by covering written options.

         The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract, and the Fund's portfolio assets.

         During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. Some over-the-counter options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. The Fund's ability to terminate over-the-counter options, swaps, caps, floors, collars and forward contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The Fund or underlying fund in its portfolio may purchase and write (sell) call and put options on any securities in which it may invest, any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an over-the-counter option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund's adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in these transactions will not fulfill their obligations. The Adviser will determine the liquidity of the Fund's over-the-counter options in accordance with guidelines adopted by the Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Fund's Adviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund or underlying fund in its portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

         If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. The Fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund may engage in futures and related options transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering a commodity pool operators.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain restricted and private placement securities. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and commercial paper offered under Section 4(2) of the 1933 Act are not subject to the Fund's 15% limit on illiquid investments, if they are determined to be liquid in accordance with procedures approved by the Trustees.

         An underlying fund whose shares are held by the Fund is obligated to redeem these shares only in an amount up to 1% of the underlying fund's outstanding securities during any 30-day period. Accordingly, because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, if the Fund decides to sell its entire position in an underlying fund, it may need up to 90 days to completely implement this decision. In addition, the Fund's holdings of underlying fund shares representing more than 1% of any underlying fund's outstanding securities may be subject to the 15% limitation on illiquid investments. However, the Fund has reserved the right to pay redemption requests in portfolio securities and therefore, these positions may be treated as liquid.

         An underlying fund may elect to pay the proceeds of the Fund's redemption request through a distribution in kind of portfolio securities, instead of cash. If the Fund receives securities that are not considered by KIM to be desirable investments, the Fund will incur additional transaction costs in disposing of the securities.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. An underlying fund in the Fund's portfolio may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of the Fund's net asset value to changes in the market prices of the Fund's portfolio securities. However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.

         Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

DEFENSIVE INVESTING. For temporary defensive purposes under abnormal market conditions, the Fund may hold or invest up to 100% of total assets in cash, investment grade fixed income securities, repurchase agreements and/or money market fund shares.

FIXED INCOME SECURITIES

FIXED INCOME SECURITIES. The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

         In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

         Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled. This typically happens during periods of rising interest rates and prevents the affected fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

MONEY MARKET INSTRUMENTS. The Fund may invest up to 35% of its total assets directly in money market instruments. Money market instruments in which the Fund may invest include obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

MASTER DEMAND NOTES. An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

REPURCHASE AGREEMENTS. The Fund (and the underlying funds in its portfolio) may, to the extent permitted by its investment policies, enter into repurchase agreements. A repurchase agreement consists of the sale to the Fund of a U.S. government security or other debt obligation together with an agreement to have the selling counterparty repurchase the security at a specified future date and repurchase price. If a repurchase agreement counterparty defaults on its repurchase obligation, the Fund may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral, which could result in a loss to the Fund.

HIGH YIELD SECURITIES AND THEIR RISKS. The Fund will not invest directly more than 35% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four bond rating categories of S&P's Ratings Group, Moody's Investors Service, Inc. (i.e., rated BB/Ba or below) or another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable credit quality. The Fund's investment in such securities is subject to the risk factors outlined below.

GROWTH OF THE HIGH YIELD BOND MARKET. The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and default and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS. Certain securities held by the Fund or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market.

LIQUIDITY AND VALUATION. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities or other securities that have "original issue discount." The Fund will report the accrued interest on these securities as income each year even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income for each year to its shareholders to qualify for pass-through treatment under federal tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have borrow the cash to satisfy distribution requirements.

CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser to the Fund or an underlying fund must monitor the issuers of high yield, high risk securities in the Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the Fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. The Fund or an underlying fund may retain a portfolio security whose rating has been changed. See "Appendix" for credit rating information.

MORTGAGE-BACKED, ASSET-BACKED, INDEXED AND DERIVATIVE SECURITIES. The Fund (and the underlying funds in its portfolio) may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         The Fund's investments in mortgage-backed securities may include conventional mortgage pass through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Examples of SMBS include interest only ("IO") and principal only ("PO") securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class securities ("PACs").

         The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

         The Fund may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index ("COFI") floaters.

         Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest-rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

         Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

REITS. Real estate investment Trusts (REITs) are companies that invest directly in real estate or in real estate mortgages. Investing in REITs would expose the Fund to the special risks of the real estate and mortgage sectors. These risks include possible downturns in the real estate market, overbuilding, high vacancy rates, reduced or regulated rents, increases in interest rates, unexpected changes in prepayment rates for real estate mortgages, adverse governmental actions, environmental liabilities and natural disasters.

                           II. INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT POLICIES. The Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

         1. Invest 25% or more of its total assets in securities of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries) or in shares of underlying funds ("sector funds") that each have a policy of concentrating in the same industry. This limitation does not apply to underlying funds that have a policy against concentrating in any one industry and does not preclude the Fund from investing 25% or more of its assets in sector funds generally, provided that cumulative investments in sector funds that all concentrate as a matter of policy in the same industry do not equal or exceed 25% of the Fund's total assets. The Fund will concentrate in the mutual fund industry.

         2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

         3. Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

         4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

         5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

         6. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the Fund's prospectus.

         The 1940 Act currently prohibits the Fund from issuing senior securities or borrowing money, except that the Fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of the Fund's total assets (including the amount borrowed). If borrowings exceed this one-third limitation, for any reason, the Fund must reduce the amount of its borrowings to not more than one-third of its total assets within three business days.

         NON-FUNDAMENTAL INVESTMENT POLICIES. Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

         1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

         2. Invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities.

         3. Make investments for the purpose of exercising control or management.

         4. Invest in other investment companies except as permitted under the 1940 Act.

         The mutual funds in which the Fund may invest may, but need not, have the same investment objective or policies as the Fund. The investments that may, in general, be made by underlying funds in which the Fund may invest, as well as the risks associated with such investments, are described in the prospectus.

                    III. MANAGEMENT OF THE TRUST AND THE FUND

A.  TRUSTEES AND OFFICERS
Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
TRUST                 TIME SERVED 1                                                  TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edward B. Bloom          7 years     Chief Financial Officer and Treasurer of           2             None
c/o 20 William                       International Data Group Inc., a
Street, Suite 310                    publishing company.
Wellesley Hills, MA
02481
Age: 54, Trustee

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
TRUST                 TIME SERVED 1                                                  TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
Arthur Dubroff           7 years     Chief Financial Officer of Net2Phone, Inc.         2            Virtual
c/o 20 William                       a provider of Voice over Internet Protocol                   Communities,
Street, Suite 310                    telephony services, from November 2002 to                        Inc.;
Wellesley Hills, MA                  present; Chief Financial Officer of                            Emisphere
02481                                Virtual Communities, Inc, a software                         Technologies,
Age: 53, Trustee                     provider, from July 2000 to the present;                         Inc.
                                     Consultant for Turnberry Consulting, LLC
                                     from October 1999 to November 2002;
                                     Executive V.P. and Chief Financial Officer
                                     of Enhance Financial Services Group, Inc.
                                     from July 1996 to September 1999.

----------------------------------------------------------------------------------------------------------------
Robert I. Goldfarb       5 years     Vice President and Assistant General               2             None
c/o 20 William                       Counsel to Andrx Corporation since March
Street, Suite 310                    2000; Partner at Hughes Hubbard & Reed
Wellesley Hills, MA                  LLP, a law firm, and associated with the
02481                                firm from July 1989 through July 2000.
Age: 48, Trustee

----------------------------------------------------------------------------------------------------------------
Stuart J. Novick         7 years     Senior Vice President and General Counsel          2             None
c/o 20 William                       of Children's Hospital Boston since April
Street, Suite 310                    1997; Vice President and General Counsel
Wellesley Hills, MA                  of Children's Hospital Boston from April
02481                                1986 to April 1997.
Age: 54, Trustee
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                              INTERESTED TRUSTEES 2
----------------------------------------------------------------------------------------------------------------
Eric M. Kobren           7 years     President of Mutual Fund Investors                 2             None
20 William Street,                   Association, Inc. since 1985; President of
Suite 310                            Kobren Insight Management, Inc. and Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. since 1987.  These
02481                                are a financial publishing company, a
Age: 50                              registered investment advisory firm and a
Chairman and                         registered broker-dealer, respectively.
President                            Since 2001, Managing Member of Alumni
                                     Capital,   LLC,  a  General  Partner  to  a
                                     private investment partnership.

----------------------------------------------------------------------------------------------------------------
Michael P.               7 years     Retired. From December 1994 to June 1997,          2            Puradyn
Castellano                           Chief Administrative Officer of Kobren                          Filter
c/o 20 William                       Insight Management, Inc. and a registered                    Technologies,
Street, Suite 310                    representative of Kobren Insight                                 Inc.;
Wellesley Hills, MA                  Brokerage, Inc.                                               ResortQuest
02481                                                                                             International,
Age: 62, Trustee                                                                                      Inc.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
TRUST                 TIME SERVED 1                                                  TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
                         OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Eric J. Godes            7 years     Managing Director of Kobren Insight               N/A             N/A
20 William Street,                   Management, Inc. and Managing Director and
Suite 310                            a registered representative of Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. Since 2001,
02481                                Managing Director of Alumni Capital, LLC,
Age: 43                              a General Partner to a private investment
Chief Financial                      partnership.
Officer, Vice
President,
Treasurer, Secretary
----------------------------------------------------------------------------------------------------------------

1 Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.

2 "Interested  person" of the Trust as defined in the 1940 Act.  Messrs.  Kobren and Castellano are each considered an "interested person" because of their affiliation with Kobren Insight Management, Inc. and Kobren Insight Brokerage, Inc., which acts as the Trust's investment adviser and distributor, respectively.



         The Board of Trustees has established an Audit Committee consisting of four members, including a Chairman of the Committee. The Audit Committee members are Messrs. Dubroff (Chairman), Bloom, Novick and Goldfarb, each a "non-interested person" of the Trust (the "Independent Trustees"). The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has also established a Nominating Committee consisting of four members, including a Chairman of the Committee. The
Nominating Committee members are Messrs. Dubroff, Bloom, Novick and Goldfarb, each an Independent Trustee. The Nominating Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating Committee will consider nominees recommended by shareholders. The Nominating Committee held no meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has also established a Pricing Committee consisting of two members, including a Chairman of the Committee. The Pricing Committee members are Messrs. Kobren (Chairman) and Castellano. The Pricing
Committee is responsible for ensuring the fair valuation of the Fund's securities as may be necessary from time to time. The Pricing Committee held no meetings during the fiscal year ended December 31, 2003.

         Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each Trustee as of December 31, 2003.



-----------------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                        DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN
    NAME OF TRUSTEE     SECURITIES IN THE FUND       FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------
Eric M. Kobren,
Chairman of the Board,  Over $100,000           Over $100,000
President
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                        DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN
    NAME OF TRUSTEE     SECURITIES IN THE FUND       FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Michael P. Castellano   Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------
Edward B. Bloom         Over $100,000           Over $100,000
-----------------------------------------------------------------------------------------
Arthur Dubroff          None                    Over $100,000
-----------------------------------------------------------------------------------------
Robert I. Goldfarb      None                    $50,001-$100,000
-----------------------------------------------------------------------------------------
Stuart J. Novick        $10,001-$50,000         $10,001-$50,000
-----------------------------------------------------------------------------------------

         The Trustees who are not affiliated with KIM or Kobren Insight Brokerage, Inc. ("KIB") each receive from the Trust a $5,000 annual retainer paid in quarterly installments, a $1,000 fee for each board meeting attended and a $500 fee per committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. No officer or employee of KIM or any affiliate thereof receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

         The table below shows the total fees which were paid to each of the Independent Trustees during the fiscal year ended December 31, 2003.

                                                     PENSION OR
                                  AGGREGATE            RETIREMENT          ESTIMATED               TOTAL
                                COMPENSATION           BENEFITS              ANNUAL            COMPENSATION
                                RECEIVED FROM    ACCRUED (AS PART OF     BENEFITS UPON         FROM FUND AND
      INDEPENDENT TRUSTEE         THE TRUST         FUND EXPENSES)         RETIREMENT           FUND COMPLEX
      -------------------         ---------         --------------         ----------           ------------
Edward B. Bloom                    $10,000                $--                  $--                 $10,000
Arthur Dubroff                     $10,000                 --                   --                 $10,000
Robert I. Goldfarb                 $10,000                 --                   --                 $10,000
Stuart J. Novick                   $10,000                 --                   --                 $10,000


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

         For purposes of the statements below:



         o        the IMMEDIATE  FAMILY  MEMBERS of any person are their spouse,
                  children  in  the  person's  household   (including  step  and
                  adoptive children) and any dependent of the person.

         o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person.

         o a RELATED FUND is an registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which KIM or any of its affiliates acts as investment adviser or for which KIB or any of its affiliates acts as principal underwriter. For example, the related funds of the Fund include the Delphi Value Fund.

         As of December 31, 2003, none of the Independent Trustees, nor any member of their immediate families, except for Edward Bloom, Independent Trustee, beneficially own any securities issued by KIM or any other entity in a control relationship to KIM or KIB or any person in a control relationship to KIB. Mr. Bloom beneficially owns greater than $60,000 in Alumni Partners I LP, a limited partnership managed by Alumni Capital, LLC, which is an affiliated firm of KIM. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in KIM or any other entity in a control relationship to KIM or KIB or any person that controls KIB. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "Fund-related party"):



         o        the Fund
         o        an officer of the Fund
         o        a related fund;
         o        an officer of any related fund;
         o        KIM;
         o        KIB;
         o        an officer of KIB;
         o        any affiliate of KIM or KIB; or
         o        an officer of any such affiliate.


         During the calendar years 2002 and 2003, none of the Independent Trustees, nor any members of their immediate families, had any relationship (the value of which exceeded $60,000) with any Fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service.

         During the calendar years 2002 and 2003, Messrs. Bloom and Novick, both Independent Trustees, and Mr. Kobren, Chairman and President of the Trust and an interested Trustee, served as members of the board of directors of Mediregs, Inc., a publisher of medical regulations.

         None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:



         o        the Trust
         o        an officer of the Trust
         o        a related fund;
         o        an officer of any related fund;
         o        KIM;
         o        KIB; or
         o        any other entity in a control relationship to the Trust.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT.


         The 1940 Act requires that the investment advisory agreement between KIM and the Trust on behalf of the Fund be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held in person on April 28, 2004. The Independent Trustees determined that the terms of the investment advisory agreement are fair and reasonable and approved of the investment advisory agreement as being in the best interests of the Fund. The Independent Trustees believe that the current investment advisory agreement enables the Fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of KIM and its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust but have not engaged their own separate counsel.

         In evaluating the investment advisory agreement, the Independent Trustees reviewed and considered materials that they requested, and that KIM (including the Fund's portfolio managers) furnished, including information regarding KIM, its affiliates and personnel, operations and financial condition. The Independent Trustees (i) considered the reasonableness of the advisory fees in light of the extent and quality of the advisory, management and administrative services provided and any additional benefits received by KIM and its affiliates in connection with providing services to the Fund, (ii) compared the fees charged by KIM to those charged by KIM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and (iii) analyzed the expenses incurred by KIM with respect to the Fund.

         The Independent Trustees discussed with representatives of KIM (including the Fund's portfolio managers) the operations of the Trust and the capabilities of KIM to provide advisory, management and other services to the Fund. Among other information, the Independent Trustees reviewed information regarding:

         o the investment performance of the Fund, over various time frames in the abstract and in comparison to a selected peer group;

         o the fees charged by KIM for investment advisory services, as well as other compensation received by KIB;

         o the actual and projected total operating expenses of the Fund in the abstract and in comparison to funds of comparable size;

         o        the  investment  performance,   fees  and  total  expenses  of
                  investment companies with similar objectives and strategies managed by other investment advisers;

         o the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by KIM; and

         o the profitability to KIM of managing the Fund and the methodology in allocating expenses to the management of the Fund, and compared such profitability with available industry profitability data.



In addition, the Independent Trustees noted information received at regular meetings throughout the year related to the Fund's performance and management and administrative services rendered by KIM, as well as benefits potentially accruing to KIM and its affiliates from administrative and brokerage relationships with affiliates of KIM, as well as KIM's research arrangements with brokers who execute transactions on behalf of the Fund (of which there were no such arrangements). This information included, without limitation, quarterly compliance reports with respect to prospectus and tax requirements, codes of ethics, insider trading policies, proxy voting policies, and certifications of the Trust's principal executive and financial officers required by the Sarbanes-Oxley Act. The Independent Trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered: (1) the favorable history, reputation, qualification and background of KIM, as well as the qualifications of its personnel and financial condition; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies. In particular, the Independent Trustees discussed and viewed favorably KIM's willingness to voluntarily limit the total expense ratios of the Fund as set forth in this SAI. The Independent Trustees also considered the additional regulatory burdens and cost thereof being placed upon the Fund and KIM; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices and whether the Fund has operated within its investment objective and its record of compliance with investment restrictions and other legal restrictions; (4) the favorable manner in which KIM supervises the Fund's business relations with its custodian, transfer agent and other service providers and that KIM has not experienced problems similar to those at other mutual fund complexes and advisers regarding late trading, market timing, or selective portfolio holdings disclosure; and (5) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreement.



CODE OF ETHICS

         Additionally, the Trust, its investment adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

B.   PROXY VOTING POLICIES AND PROCEDURES

         The Trust has delegated the voting of portfolio securities to KIM. KIM has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders on the one hand, and those of KIM. A copy of the Proxy Voting Policies and Procedures is included as Appendix B to this Statement of Additional Information.

         The Trust will be required to file new Form N-PX with the Trust's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing on August 31, 2004. This filing will be available on the Trust's website at www.kobren.com and on the SEC's website at www.sec.gov.

C.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2004, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the Fund:

                                                   KOBREN GROWTH FUND
                                           ---------------------------------

NAME AND ADDRESS                             % OF FUND     NATURE OF OWNERSHIP
----------------                             ---------     -------------------

National Financial Services Corporation        28.040            Record
One World Financial Center
200 Liberty Street
New York, NY  10281

Eric M. Kobren                                 5.425           Beneficial
20 William Street, Suite 310
Wellesley Hills, MA 02481

         As of March 31, 2004, the Trustees and officers, except for Eric Kobren, as a group owned less than 1% of the outstanding shares of the Fund.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

D.  INVESTMENT ADVISER

         KIM serves as investment adviser to the Fund pursuant to a written investment advisory agreement dated November 15, 1996, as amended (the "Investment Advisory Agreement"). KIM is a Massachusetts corporation organized in 1987, and is a registered investment adviser under the Investment Advisers Act of 1940.

         Certain services provided by KIM under the Investment Advisory Agreement are described in the prospectus. In addition to those services, KIM may, from time to time, provide the Fund with office space for managing its affairs, services of required executive personnel and certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. As compensation for its services, the Fund pays KIM a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. This fee will be reduced by agreements the Fund has structured with underlying funds to receive Rule 12b-1 and service fees and to share in a portion of its advisory fee revenue.

         The investment advisory fees earned and waived by KIM for the Fund for the last three fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.

            FISCAL YEAR ENDED       GROSS ADVISORY FEES        WAIVED FEES AND        NET ADVISORY FEES
               DECEMBER 31             EARNED BY KIM         REIMBURSED EXPENSES      AFTER FEE WAIVERS
                 2003                   $369,790                    $90,322               $279,468
                 2002                    375,735                    108,246                267,489
                 2001                    452,786                     45,600                407,186


         The Fund is responsible for all expenses not expressly assumed by KIM or the administrator. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, registration fees under federal and state securities laws, brokerage commissions, interest, taxes and extraordinary expenses (such as for litigation).

         KIM has agreed to reimburse the Fund to the extent necessary to maintain the Fund's operating expenses (excluding investment advisory fees, brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) at 0.25% annually of the Fund's average daily net assets. This expense cap arrangement is voluntary and may be revoked at any time at the discretion of KIM.

         By its terms, the Investment Advisory Agreement will remain in effect from year to year, subject to annual approval by (a) a majority of the Board of Trustees, including a majority of Independent Trustees or, (b) a vote of the majority of the Fund's outstanding voting securities. In either event, continuance must also be approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Investment Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by KIM. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

E.  DISTRIBUTOR

         Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481, serves as the Fund's distributor pursuant to a distribution agreement dated November 15, 1996, as amended to date (the "Distribution Agreement"). The Distribution Agreement is renewable annually, subject to the approval by a majority of the Board of Trustees, including a majority of Independent Trustees. The Fund's shares are sold on a continuous basis by KIB as agent, although KIB is not obligated to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of preparing, printing and distributing all sales literature.

F.  ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT

         The Trust has entered into an administration agreement on behalf of the Fund with PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., dated November 15, 1996, as amended to date (the "Administration Agreement"). The principal business address of PFPC is 4400 Computer Drive, Westborough, Massachusetts 01581. The administrative services necessary for the operation of the Trust and the Fund provided by PFPC include among other things:
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the transfer agent, custodian, independent accountants, legal counsel and others.

         As  compensation  for  services   performed  under  the  Administration
Agreement, PFPC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund (subject to a $70,700 annual minimum).

   PERCENTAGE                  AVERAGE DAILY NET ASSETS
   ----------                  ------------------------
     0.0675%                      Up to $100 million
     0.0300%                 $100 million to $200 million
     0.0200%                      Over $200 million

For the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003, the administrator was paid $67,500, $73,404 and $70,510, respectively, for administrative services.

         PFPC also serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. The location for these services is 4400 Computer Drive, Westborough, Massachusetts 01581. The services of PFPC are provided pursuant to a Transfer Agency and Services Agreement between the Trust and PFPC dated November 15, 1996 (the "Transfer Agency and Services Agreement"). Pursuant to the Transfer Agency and Services Agreement, PFPC receives from the Trust, with respect to the Fund, an annual fee of $14.00 per shareholder account (subject to a $33,517 annual minimum). PFPC also receives reimbursement under the Transfer Agency and Services Agreement for certain out-of-pocket expenses incurred in rendering such services.

G.   CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

         Pursuant to a Custody Agreement between the Trust and Mellon Trust of New England, N.A. ("Mellon"), a subsidiary of Mellon Financial Corporation, Mellon provides custodial services to the Trust and the Fund. The principal business address of Mellon is One Boston Place, Boston, Massachusetts 02108.

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is counsel for the Trust.

         PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the independent auditors of the Trust.

          IV. PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

         Detailed information on purchase and redemption of shares is included in the prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days
(i) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission ("SEC") may permit for the protection of shareholders of the Trust.


     The Fund's underlying funds are valued according to the net asset value per share ("NAV") furnished by that fund's accounting agent. The Fund's investment securities are valued at the last sale price or for securities traded on NASDAQ, the NASDAQ Official Closing Price, as applicable, on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

         The Fund computes the NAV of its shares at the close of regular trading on the NYSE (normally 4:00 p.m. New York time) on each weekday that is not a holiday. The holidays (as observed) on which the NYSE is scheduled to be closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the NYSE closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time. The NAV of the Fund's shares is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares. Although the NAV will be calculated at the close of all regular trading days, the NAV reported to NASDAQ for distribution to news agencies will be delayed by one business day.

         Foreign securities in which the Fund or the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (I.E., Saturday). Accordingly, the net asset value of a Fund's or an underlying fund's portfolio may be significantly affected by such trading on days when KIM does not have access to the underlying funds and an investor does not have access to the Fund.

                             V. IN-KIND REDEMPTIONS

         If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, instead of in cash, in conformity with any applicable rules of the SEC. The proceeds of redemption may be more or less than a shareholder's tax basis and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                           VI. PORTFOLIO TRANSACTIONS

         KIM is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.

         In placing portfolio transactions with brokers and dealers, KIM attempts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, KIM may consider research, including statistical or pricing information, and brokerage services furnished to the Fund or KIM. In addition, the Fund may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Fund's portfolio transactions by such broker or dealer. KIM may use this research information in managing the Fund's assets, as well as assets of other clients.

         Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the over-the-counter market. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Shares of underlying funds may be purchased or redeemed in transactions with the Fund, its principal underwriter or independent dealers. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant. Swaps and other over-the-counter contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

         Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or alternative trading system ("ATS"). The costs of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

         Other investment advisory clients advised by KIM may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, KIM may average the transactions as to price and allocate the amount of available investments in a manner that KIM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, KIM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

         The Fund will arrange to be included within a class of investors entitled not to pay sales charges by purchasing initial load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

         The portfolio turnover rate for the Fund for its most recent fiscal period may be found under "FINANCIAL HIGHLIGHTS" in the Fund's Prospectus.

                          VII. PERFORMANCE INFORMATION

A.  TOTAL RETURN

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                    VIII. DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.

         The Fund intends to distribute dividends from its net investment income (if any) and make distributions of short-term and long-term capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless the shareholder notifies the Fund in writing of his or her election to receive distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES. The Fund has elected, qualified and intends to continue to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest (if any), the Fund will not be subject to federal income tax on amounts distributed to shareholders in the manner required under the Code, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. If the Fund meets such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it would be taxed at regular corporate income tax rates on any amounts retained.

         Amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for the previous year that were not distributed during such year and on which the Fund has not paid income tax. A distribution that is declared by the Fund as of a record date in October, November or December and paid by the Fund during January of the following year will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. The Fund intends to seek to distribute its income in accordance with this requirement to avoid or minimize any excise tax. Shortly after the end of each year, the Trust will notify shareholders of the federal tax status of dividends and distributions for that year.

         In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements.

         In order to satisfy its distribution requirements and avoid or minimize excise taxes, the Fund intends to distribute substantially all of its investment company taxable income, net tax-exempt interest (if any), and any net capital gain at least annually. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11)(B) of the Code, that is received by the Fund from its investment (either directly or indirectly through investment in an underlying fund) in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

         A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Because the Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized appreciation, or capital losses that might be disallowed under wash sale rules or recharacterized, investing in the Fund rather than directly in the underlying funds may result in increased tax liability to a shareholder since the Fund must distribute its net realized gains in accordance with the rules described above.

         For purposes of determining the character of income received by the Fund when an underlying fund distributes net capital gain to the Fund, the Fund will treat the distribution as a long-term capital gain, even if the Fund has held shares of the underlying fund for less than one year. Any loss incurred by the Fund on the redemption or other sale of such mutual fund's shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by the Fund.


         The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash that could have been received instead.

         Investors should consider the adverse tax implications of buying Fund shares immediately before a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for such a dividend or distribution will pay a per share price that includes the value of the anticipated dividend or distribution and will be taxed on it even though it economically represents a return of a portion of the amount paid to purchase the shares.


         Redemptions (including systematic withdrawals) and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions. If a shareholder who has received a capital gain distribution suffers a loss on the redemption or other sale of his or her Fund shares that have a tax holding period of six months or less, the loss on those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received on those shares. Also, any loss realized on a redemption or other sale of fund shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million of more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future generally to include not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in
investments   producing  such  passive  income  ("passive   foreign   investment
companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         The Fund may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the Fund's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to its shareholders, who consequently are not expected to take them into account on their own tax returns.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain options and futures contracts relating to foreign currency, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities (or its option contracts or futures contracts with respect to stock or securities), may under Treasury regulations that may be promulgated in the future have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the long-term or short-term character of some capital gains and losses realized by the Fund (or, in the case of certain foreign currency options, futures and forward contracts, may cause gains or losses to be treated as ordinary income or loss). The Fund may also be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio, may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

         The federal income tax rules applicable to interest rate swaps, caps, floors and collars and currency swaps are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

         Investments in debt obligations that are at risk of or are in default (I.E., junk bonds) present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

         The Fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Fund and its shareholders will likely be reduced. Similarly, the Fund may incur net capital losses that it may carry forward for eight years following the year of a loss to offset capital gains it may realize in such years.

         Depending upon a shareholder's residence for tax purposes, distributions and the value of Fund shares may also be subject to state and local taxes, or other taxes. Shareholders should consult their own tax advisers regarding the tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         The Fund is generally required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and other distributions, including redemption proceeds, paid to individuals and other non-exempt shareholders if
(1) the shareholder fails to furnish the Trust with and to certify his or her correct social security number or other taxpayer identification number, (2) the Internal Revenue Service (the "IRS") or a broker notifies the Trust that the shareholder is subject to withholding or (3) the shareholder fails to certify that he or she is not subject to backup withholding.

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (I.E., U.S. citizens or residents and U.S. domestic corporations, partnerships, Trusts or estates) subject to tax under such law and hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as individual retirement accounts or other retirement plans, tax-exempt entities, insurance companies and financial institutions.

         Non-U.S. investors not engaged in a U.S. trade or business with which their fund investment is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN is on file, 28% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the applicability of foreign taxes to an investment in the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

         Provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay Massachusetts income tax, corporate excise or franchise taxes.

                          IX. DESCRIPTION OF THE TRUST

         The Trust is an open-end, diversified series management investment company established as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 13, 1996. The name of the Trust, formerly Insight Premier Funds, was changed to Kobren Insight Funds in November 1996 by amendment to the Declaration of Trust.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series, each share with a par value of $.001. Currently, the Trust consists of two series. Each share in a particular series represents an equal proportionate interest in that series with each other share of that series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a series, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution. Shareholders in one of the series have no interest in, or rights upon liquidation of, any of the other series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust and the 1940 Act, the recordholders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Funds. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

ANTI-MONEY LAUNDERING LAWS

         The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

         Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

                            X. ADDITIONAL INFORMATION

         The prospectus and this statement of additional information do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained in the prospectus and this statement of additional information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            XI. FINANCIAL STATEMENTS

         The following financial statements for the fiscal year ended December 31, 2003, as well as the related Notes to Financial Statements and Report of Independent Auditors, are incorporated into this Statement of Additional Information by reference to the Trust's Annual Report for the fiscal year ended December 31, 2003: Portfolio of Investments at December 31, 2003; Statement of Assets and Liabilities at December 31, 2003; Statement of Operations for the fiscal year ended December 31, 2003; and Statements of Changes in Net Assets for the fiscal years ended December 31, 2003 and 2002.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BONDS

Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"AAA":        Bonds that are rated  "Aaa" are judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

"AA": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A":          Bonds  that  are  rated  "A"  possess  many  favorable  investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA": Bonds that are rated "Baa" are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"BA":         Bonds that are rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"CAA": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" AND "CCC": Bonds rated "BB"  and  "B" are  regarded,  on  balance,  as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

COMMERCIAL PAPER

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

MOODY'S: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.
S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                   APPENDIX B

                              KOBREN INSIGHT FUNDS
                      PROXY VOTING POLICIES AND PROCEDURES

1.       DEFINITIONS.

         "ADVISER" shall mean KIM with respect to the Kobren Growth Fund and Delphi with respect to the Delphi Value Fund.

         "BOARD" shall mean the Board of Trustees of the Funds.

         "DELPHI" shall mean Delphi Management, Inc.

         "DELPHI'S PROXY VOTING POLICIES AND PROCEDURES" shall mean Delphi's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A1.

         "FUNDS" shall mean each of the registered investment companies (and series thereof) in the Kobren Group of Funds.

          "KIM" shall mean Kobren Insight Management, Inc.

         "KIM'S PROXY VOTING POLICIES AND PROCEDURES" shall mean KIM's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A2.

2. ADOPTION OF THE ADVISERS' PROXY VOTING POLICIES AND PROCEDURES AND DELEGATION. The provisions of KIM's Proxy Voting Policies and Procedures with respect to voting guidelines are hereby incorporated herein by this reference and adopted as the Kobren Growth Fund's procedures for voting proxies and procedures. The provisions of Delphi's Proxy Voting Policies and Procedures with respect to voting guidelines are hereby incorporated herein by this reference and adopted as the Delphi Value Fund's procedures for voting proxies and procedures. The Funds have delegated to the applicable Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with these Proxy Voting Policies and Procedures, and the applicable Adviser has accepted such delegation.

3.       LIMITATIONS ON THE ADVISERS' RESPONSIBILITIES.

         (i) LIMITED VALUE. Each Adviser may abstain from voting a Fund proxy if it concludes that the effect on the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

         (ii) UNJUSTIFIABLE COSTS. Each Adviser may abstain from voting a Fund proxy for cost reasons (E.G., costs associated with voting proxies of non-U.S. securities). In accordance with the Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

         (iii) FUND RESTRICTIONS. Each Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

         (iv) BOARD DIRECTION. Notwithstanding the foregoing delegation to the Advisers, the Board may from time to time direct an Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's proxy voting policies and procedures. The Adviser shall follow any such direction for proxies received after its receipt of such direction.

4. SUBDELEGATION. Each Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

5. PROXY VOTING EXPENSE. The Funds shall bear all expenses associated with voting the Funds' proxies and complying with applicable laws (including without limitation expenses associated with regulatory filings and engaging third parties to vote the Funds' proxies). The Funds shall promptly reimburse the applicable Adviser for any out-of-pocket expenses incurred by such Adviser in performing its services hereunder. In consideration for its services hereunder, the Advisers shall be entitled to the compensation under the Funds' advisory agreements, at the rates from time to time approved by the Board.

6. CONFLICTS OF INTEREST. KIM shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as Delphi's Proxy Voting Policies and Procedures address conflicts of interest (and such changes are approved in accordance with the Section 7 below), Delphi shall comply with the following procedures: Delphi shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the Delphi Value Fund on the one hand and Delphi and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "POTENTIAL conflict"). Delphi shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If Delphi determines that a potential conflict may exist, it shall promptly report the matter to KIM. KIM shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the Delphi Value Fund and Delphi's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, KIM may resolve a potential conflict in any of the following manners:

         (i) If the proposal that gives rise to a potential conflict is specifically addressed in Delphi's Proxy Voting Policies and Procedures, KIM may direct Delphi to vote the proxy in accordance with the pre-determined policies and guidelines set forth in Delphi's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of Delphi;
         (ii) KIM may disclose the potential conflict to the Board and obtain the Board's consent before directing Delphi to vote in the manner approved by the Board;
         (iii) KIM may direct Delphi to engage an independent third-party to determine how the proxy should be voted; or
         (iv) KIM may direct Delphi to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Delphi shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of Delphi's senior account representatives actually knew or reasonably should have known of the potential conflict.

7. APPROVAL OF MATERIAL CHANGES. KIM shall promptly submit to the Board any material changes to these Proxy Voting Policies and Procedures and the applicable Adviser's Proxy Voting Policies and Procedures. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six month anniversary of such submission (unless such change was early approved by the Board).

8. REPORTS TO THE BOARD. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board describing:

         (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interests; and
         (ii) any proxy votes taken by the Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, KIM shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Advisers' experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

9. MAINTENANCE OF RECORDS. Each Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 in accordance with the requirements and interpretations thereof. The Advisers may, but need not, maintain proxy statements that it receives regarding Fund securities to the extent that such proxy statements are available on the SEC's EDGAR system. The Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.


Adopted:  May 1, 2003

                                                                      Exhibit A1
                             DELPHI MANAGEMENT, INC.

                          PROCEDURES FOR VOTING PROXIES

                              PROXY VOTING POLICIES

         The Manager shall apply the following policies in voting all proxies appurtenant to shares of corporate stock.

         The Manager shall vote "for" the following proposal of management:

                1. Proposals to authorize a stock option plan, so long as such plan does not (i) permit option exercise prices of less than 85% of the market price on the date of grant or
                       (ii) authorize the issuance of options to purchase more than 10% of outstanding common stock.

                2. Proposals to amend an existing stock option plan to enable option holders to pay all or part of the option exercise price by surrendering shares of the company's stock.

                3.     Proposals to authorize other employee benefit plans.

                4. Proposals with respect to the election of directors, ratification of auditors, increasing the number of authorized shares of capital stock, increasing the amount of funded debt, stock splits and stock dividends, changing the number of directors, staggering the terms of directors, eliminating pre-emptive rights, and amending the company's charter to implement applicable state law limiting directors liability and/or amending its provisions concerning indemnification.

         The Manager shall vote "for all other items proposed by management unless the Manager determines that such vote would not be in the best interest of plan participants and beneficiaries.

         The Manager shall vote "against" the following proposals of management:

                1. Proposals to amend the company's charter to adopt super-majority voting provisions, "blank-check" preferred stock and/or poison pill provisions, provisions authorizing two classes of shares with different voting rights, "fair price" amendments (except those that consider only a two year price takeover measures), or other anti-takeover provisions, or proposals to amend the company's charter to eliminate or limit shareholder rights (e.g., action by written consent, ability to call meetings or remove directors) or to reincorporation in another state when accompanied by anti-takeover proposals.

                2.     Proposals to authorize loans to officers.

                3.     Proposals   to  authorize  "golden  parachute"  severance
                       benefits.

                4.     Proposals  by   shareholders   to   limit   compensation,
                       pension benefits or other employee benefits.

                            II. SHAREHOLDER PROPOSALS

The Manager shall vote on items proposed by shareholders in accordance with management's recommendations unless the Manager determines that such vote would not be in the best interests of the plan participants and beneficiaries.

                           III. MAINTENANCE OF RECORDS

The Manager shall maintain a record of the voting of each proxy and the decision made on each management and/or shareholder proposal included therein.


May 1, 2003

                                                                      Exhibit A2
                         KOBREN INSIGHT MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

         Currently, we are responsible for voting proxies only for certain clients that invest in shares of investment companies (E.G., mutual funds and closed-end funds). These Proxy Voting Policies and Procedures are tailored for this purpose, and do not contain guidelines for voting proxies applicable to public operating companies. We will revise these Proxy Voting Policies and Procedures if we in the future accept responsibility for voting proxies applicable to public operating companies.

         Our authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and these Proxy Voting Policies and Procedures have been tailored to reflect these specific contractual obligations. In addition to requirements of the Securities and Exchange Commission ("SEC") governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.      STATEMENTS OF POLICIES AND PROCEDURES

         A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

         B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "POTENTIAL CONFLICT"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Eric Kobren. Mr. Kobren shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Kobren may resolve a potential conflict in any of the following manners:

                  1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

                  2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

                  3. We may engage an independent third-party to determine how the proxy should be voted; or

                  4. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

                  We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

         C.       LIMITATIONS ON OUR RESPONSIBILITIES

                  1. NO RESPONSIBILITY. Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Our policy for not accepting responsibility for voting proxies is described in our Form ADV, which is initially provided to our clients and which we annually offer to be delivered to our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds and other clients for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

                  2. LIMITED VALUE. We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  3. UNJUSTIFIABLE COSTS. We may abstain from voting a client proxy for cost reasons (E.G, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                  4.       SPECIAL CLIENT CONSIDERATIONS.

                           a.       MUTUAL FUNDS.  We vote proxies of our mutual
                                    fund   clients   subject   to   the   funds'
                                    applicable investment restrictions.

                           b. ERISA ACCOUNTS. With respect our ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                  5. CLIENT DIRECTION. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

         D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

         E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

         F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

         G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.     FUND PROXY ISSUES

         The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.

         A. ELECTION OF DIRECTORS OR TRUSTEES. We generally favor the election of directors and trustees of mutual funds in the frequency required by the Investment Company Act of 1940, and we are opposed to staggered election systems for the following reasons: election of directors/trustees based upon classes or staggered terms tends to entrench present management; staggered terms for directors/trustees tend to make the fund and management less responsive to shareholders' interests; and staggered terms might be deemed an anti-takeover measure and, therefore, they may potentially diminish the value of a shareholder's investment with respect to closed-end funds.

         We generally favor independent directors/trustees and independent members of nominating, compensation and audit committees because independence is necessary for the effective functioning of the board and its committees.

         We may consider the following factors when voting on election of directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.

         B. CONVERTING CLOSED-END FUND TO OPEN-END FUND. [WE ARE GENERALLY OPPOSED TO PROPOSALS NOT SUPPORTED BY A MAJORITY OF A FUND'S INDEPENDENT DIRECTORS/TRUSTEES TO CONSIDER A PROPOSAL TO CONVERT A CLOSED-END FUND TO AN OPEN-END FUND.] We may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.

         C. PROXY CONTESTS. We may consider the following factors related to a proxy contest: past performance; the market in which the fund invests; measures taken by the board to address past shareholder activism; board activity; and votes on related proposals.

         D. INVESTMENT ADVISORY AGREEMENTS. We generally favor proposals related to the approval of an investment advisory agreement that are supported by a majority of the fund's independent directors/trustees. We may consider the following factors related to approval of an investment advisory agreement: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

         E. PREFERRED STOCK PROPOSALS. We generally favor proposals considering a preferred stock offering. We may consider the following factors when considering a preferred stock proposal:

         stated specific financing purpose and other reasons management provides for possible dilution of common shares.

         F. 1940 ACT POLICIES. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. We generally favor these types of proposed changes that are recommended by a majority of the fund's independent directors/trustees. In evaluating this type of proposal, we consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretations. We may also consider the following additional factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

         G. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION. We generally favor proposals changing a fundamental restriction to a non-fundamental restriction to the extent that it decreases unnecessary compliance burdens and is expected to have little impact in the manner in which the fund's portfolio is managed. We may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction: the fund's target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.

         H. DISTRIBUTION AGREEMENTS.[WE SUPPORT PROPOSALS REGARDING DISTRIBUTION ARRANGEMENTS TO THE EXTENT THAT SUCH PROPOSALS ARE RECOMMENDED BY A MAJORITY OF THE FUND'S INDEPENDENT DIRECTORS/TRUSTEES.] We may consider the following when evaluating a proposal to approve a distribution agreement: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in the industry. To the extent that we (or our affiliates) receive distribution fees from the fund, we follow of conflict of interest policies set forth in Part II of these Proxy Voting Policies and Procedures.

         I. NAMES RULE PROPOSALS. [WE GENERALLY OPPOSE PROPOSALS TO CHANGE A FUND'S NAME TO THE EXTENT THAT SUCH PROPOSAL MAY MATERIALLY AFFECT THE MANNER IN WHICH THE FUND'S PORTFOLIO IS MANAGED.] We may consider the following when evaluating whether a proposal to change a fund's name: the political and economic changes in the target market; current asset composition; and consolidation in the fund's target market.

         I. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. We generally favor proposals to dispose of fund assets, terminate or liquidate a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund:
         J. strategies employed to salvage the fund; the fund's past performance; and the terms of the liquidation.

         K. CHANGES TO CHARTER DOCUMENTS. We generally favor proposals to change a fund's charter documents that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating proposals to change a fund's charter documents: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

         L. CHANGING THE DOMICILE OF A FUND. We generally favor proposals to change the domicile of a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to change the domicile of a fund: regulators of both states; required fundamental policies of both states; and the increased flexibility available.

         M. CHANGE IN FUND'S SUBCLASSIFICATION. We generally favor proposals to change a fund's 1940 Act subclassification as diversified or non-diversified if such a proposal is recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a change in a fund's 1940 Act subclassification as diversified or nondiversified: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Version:  May 1, 2003

                              KOBREN INSIGHT FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                                DELPHI VALUE FUND


                  MAY 1, 2004, AS SUPPLEMENTED AUGUST 11, 2004


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Delphi Value Fund (the "Fund"), a series of Kobren Insight Funds (the "Trust"), dated May 1, 2004. The Statement of Additional Information should be read in conjunction with the Fund's prospectus. The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated herein by reference to the Fund's Annual Report as filed with the Securities and Exchange Commission ("SEC"). The Fund's prospectus may be obtained by writing to the Trust at P.O. Box 5146, Westborough, Massachusetts 01581 or by telephoning the Trust toll free at 800-895-9936. Terms not otherwise defined herein have the same meaning as in the prospectus.


                                TABLE OF CONTENTS
                                                                            PAGE

   I.   INVESTMENT OBJECTIVE AND POLICIES......................................2
  II.   INVESTMENT RESTRICTIONS...............................................12
 III.   MANAGEMENT OF THE TRUST AND THE FUND
        A.  Trustees and Officers.............................................14
        B.  Proxy Voting Policies and Procedures..............................18
        C.  Control Persons and Principal Holders of Securities...............19
        D.  Investment Adviser................................. ..............20
        E.  Subadviser........................................................20
        F.  Distribution......................................................21
        G.  Administrator, Transfer Agent and Dividend Paying Agent...........22
        H.  Custodian, Counsel and Independent Auditors.......................23
  IV.   PURCHASE, REDEMPTION AND DETERMINATION
                  OF NET ASSET VALUE..........................................23
   V.   IN-KIND REDEMPTIONS...................................................24
  VI.   PORTFOLIO TRANSACTIONS................................................24
 VII.   PERFORMANCE INFORMATION...............................................25
VIII.   DIVIDENDS, DISTRIBUTIONS AND TAXES....................................25
  IX.   DESCRIPTION OF THE TRUST..............................................30
   X.   ADDITIONAL INFORMATION................................................31
  XI.   FINANCIAL STATEMENTS..................................................31
        APPENDIX A - RATINGS OF DEBT INSTRUMENTS.............................A-1
        APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES....................B-1

                      I. INVESTMENT OBJECTIVE AND POLICIES

         Kobren Insight Funds (the "Trust") is a no-load open-end, diversified investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated September 13, 1996. The Trust currently offers two separate series, Delphi Value Fund (as previously defined, the "Fund") and Kobren Growth Fund, each with a different investment objective. This Statement of Additional Information pertains to the Fund only. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities of U.S. companies.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers sell the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained.

FOREIGN SECURITIES. The Fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

         Investments in foreign securities involve special risks and considerations that may not be present when a fund invests in domestic securities. These risks include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse political or governmental actions. Foreign equity markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

EXCHANGE RATES. Since the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, options or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

LIMITATIONS OF FOREIGN MARKETS. There is often less information publicly-available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of the Fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS. Income (possibly including, in some cases, capital gains) received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by the Fund will reduce the net income of the Fund available for distribution. Special tax considerations apply to foreign securities.

EMERGING MARKETS. Risks may be intensified in the case of investments by the Fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, the Fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund could enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.


PORTFOLIO SECURITIES LOANS. The Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may pay reasonable fees in connection with securities loans. Kobren Insight Management, Inc. ("KIM" or the "Adviser") and/or Delphi Management, Inc. ("Delphi" or the "Subadviser") will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers of the Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES. The Fund may sell securities short. In a short sale the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         When it engages in short sales, the Fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

         The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX". A short sale is "against the box" if at all times when the short position is open, the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS

FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS AND THEIR RISKS. Any transactions in derivative contracts involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates or currency exchange rates. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, swaps and forward contracts and the selling of options, caps, floors and collars. As a result, the loss on these derivative contracts may exceed the Fund's initial investment. The

Fund may also lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the Fund. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

         Derivative contracts may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by the Fund. A fund may cover, or partially offset, the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or contracts or by covering written options.

         The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract, and the Fund's portfolio assets.

         During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. Some over-the-counter options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. The Fund's ability to terminate over-the-counter options, swaps, caps, floors, collars and forward contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCY. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, any securities index based on securities in which it may invest or any currency in which Fund investments may be denominated. These options may be listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an over-the-counter option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund's adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that counterparties participating in these transactions will not fulfill their obligations. The Adviser will determine the liquidity of the Fund's over-the-counter options in accordance with guidelines adopted by the Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Fund's adviser or subadviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER STRATEGIES. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

         If, in the opinion of the Adviser or Subadviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser or Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. The Fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund may engage in futures and related options transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain restricted and private placement securities. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and commercial paper offered under Section 4(2) of the 1933 Act are not subject to the Fund's 15% limit on illiquid investments, if they are determined to be liquid in accordance with procedures approved by the Trustees.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. The Fund may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of a fund's net asset value to changes in the market prices of the Fund's portfolio securities. However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.

         Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore this coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such a sale must occur even if disadvantageous from an investment point of view. Leveraging exaggerates the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

DEFENSIVE INVESTING. For temporary defensive purposes under abnormal market conditions, the Fund may hold or invest up to 100% of its total assets in cash, investment grade fixed income securities, repurchase agreements and/or money market Fund shares.

FIXED INCOME SECURITIES

FIXED INCOME SECURITIES. The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

         In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

         Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected Fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than expected. This typically happens during periods of rising interest rates and prevents the affected Fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, including obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

REPURCHASE AGREEMENTS. The Fund may, to the extent permitted by its investment policies, enter into repurchase agreements. A repurchase agreement consists of the sale to the Fund of a U.S. government security or other debt obligation together with an agreement to have the selling counterparty repurchase the security at a specified future date and repurchase price. If a repurchase agreement counterparty defaults on its repurchase obligation, the Fund may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral, which could result in a loss to the Fund.

HIGH YIELD SECURITIES AND THEIR RISKS. The Fund will not invest more than 35% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four long-term bond rating categories of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. (i.e., rated BB/Ba or below) or another nationally recognized statistical rating organization or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality. The Fund's investments in these securities is subject to the risks outlined below.

GROWTH OF THE HIGH YIELD BOND MARKET. The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness, and high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and default and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery of amounts owed. Periods of economic uncertainty and changes can be expected to increase the volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, the market prices of high yield, high risk securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and therefore tend to be more volatile than market prices of securities which pay interest periodically and in cash.

LIQUIDITY AND VALUATION. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund to accurately value high yield, high risk securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties. The judgment of the Adviser or Subadviser will play a greater role in valuation because there is less reliable and objective data available.

CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or Subadviser must monitor the issuers of high yield, high risk securities in the Fund's portfolio to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield, high risk securities, the achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed. See "Appendix" for credit rating information.

MORTGAGE-BACKED, ASSET-BACKED, INDEXED AND DERIVATIVE SECURITIES. The Fund may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities typically provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         The Fund's investments in mortgage-backed securities may include conventional mortgage pass through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Examples of SMBS include interest only ("IO") and principal only ("PO") securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class securities ("PACs").

         The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

         The Fund may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index ("COFI") floaters.

         Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

         Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

                           II. INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT POLICIES. The Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. These fundamental policies provide that the Fund may not:

         1. Invest 25% or more of its total assets in securities of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries).

         2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

         3. Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

         4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

         5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

         6. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the Fund's prospectus.

         The 1940 Act currently prohibits the Fund from issuing senior securities or borrowing money, except that the Fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of the Fund's total assets (including the amount borrowed). If borrowings exceed this one-third limitation, for any reason, the Fund must reduce the amount of its borrowings to not more than one-third of its total assets within three business days.

NON-FUNDAMENTAL INVESTMENT POLICIES. Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees without shareholder approval, provide that the Fund may not:

         1. With respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

         2. Invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities.

         3. Make investments for the purpose of exercising control or management.

         4. Invest in other investment companies except as permitted under the 1940 Act.

                    III. MANAGEMENT OF THE TRUST AND THE FUND

A.  TRUSTEES AND OFFICERS

   Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
-----------------                                -------------------                        --       -------
TRUST                 TIME SERVED 1                                                  TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edward B. Bloom          7 years     Chief Financial Officer and Treasurer of           2
c/o 20 William                       International Data Group Inc., a                                 None
Street, Suite 310                    publishing company.
Wellesley Hills, MA
02481
Age: 54, Trustee

----------------------------------------------------------------------------------------------------------------
Arthur Dubroff           7 years     Chief Financial Officer of Net2Phone, Inc.         2            Virtual
c/o 20 William                       a provider of Voice over Internet Protocol                   Communities,
Street, Suite 310                    telephony services, from November 2002 to                        Inc.,
Wellesley Hills, MA                  present; Chief Financial Officer of                            Emisphere
02481                                Virtual Communities, Inc, a software                         Technologies,
Age: 53, Trustee                     provider, from July 2000 to the present;                         Inc.
                                     Consultant for Turnberry Consulting, LLC
                                     from October 1999 to November 2002;
                                     Executive V.P. and Chief Financial Officer
                                     of Enhance Financial Services Group, Inc.
                                     from July 1996 to September 1999.

----------------------------------------------------------------------------------------------------------------
Robert I. Goldfarb       5 years     Vice President and Assistant General               2             None
c/o 20 William                       Counsel to Andrx Corporation since March
Street, Suite 310                    2000; Partner at Hughes Hubbard & Reed
Wellesley Hills, MA                  LLP, a law firm, and associated with the
02481                                firm from July 1989 through July 2000.
Age: 48, Trustee

----------------------------------------------------------------------------------------------------------------
Stuart J. Novick         7 years     Senior Vice President and General Counsel          2
c/o 20 William                       of Children's Hospital Boston since April                        None
Street, Suite 310                    1997; Vice President and General Counsel
Wellesley Hills, MA                  of Children's Hospital Boston from April
02481                                1986 to April 1997.
Age: 54, Trustee
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES 2
----------------------------------------------------------------------------------------------------------------
Eric M. Kobren           7 years     President of Mutual Fund Investors                 2             None
20 William Street,                   Association, Inc. since 1985; President of
Suite 310                            Kobren Insight Management, Inc. and Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. since 1987.  These
02481                                are a financial publishing company, a
Age: 50                              registered investment advisory firm and a
Chairman and                         registered broker-dealer, respectively.
President                            Since 2001, Managing Member of Alumni
                                     Capital,   LLC,  a  General  Partner  to  a
                                     private investment partnership.

----------------------------------------------------------------------------------------------------------------
Michael P.               7 years     Retired. From December 1994 to June 1997,          2            Purdyn
Castellano                           Chief Administrative Officer of Kobren                          Filter
c/o 20 William                       Insight Management, Inc. and a registered                    Technologies,
Street, Suite 310                    representative of Kobren Insight                                 Inc.;
Wellesley Hills, MA                  Brokerage, Inc.                                               ResortQuest
02481                                                                                             International,
Age: 62, Trustee                                                                                      Inc.

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                        OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Eric J. Godes            7 years     Managing Director of Kobren Insight               N/A             N/A
20 William Street,                   Management, Inc. and Managing Director and
Suite 310                            a registered representative of Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. Since 2001,
02481                                Managing Director of Alumni Capital, LLC,
Age: 43                              a General Partner to a private investment
Chief Financial                      partnership.
Officer, Vice
President,
Treasurer, Secretary
----------------------------------------------------------------------------------------------------------------

1 Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.

2 "Interested  person" of the Trust as defined in the 1940 Act.  Messrs. Kobren and Castellano are each considered an "interested person" because of their affiliation with Kobren Insight Management, Inc. and Kobren Insight Brokerage, Inc., which acts as the Trust's investment adviser and distributor, respectively.




         The Board of Trustees has established an Audit Committee consisting of four members, including a Chairman of the Committee. The Audit Committee members are Messrs. Dubroff (Chairman), Bloom, Novick and Goldfarb each a "non-interested person" of the Trust (the "Independent Trustees"). The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has also established a Nominating Committee consisting of four members, including a Chairman of the Committee. The
Nominating Committee members are Messrs. Dubroff, Bloom, Novick and Goldfarb, each an Independent Trustee. The Nominating Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating Committee will consider nominees recommended by shareholders. The Nominating Committee held no meetings during the fiscal year ended December 31, 2003.

         The Board of Trustees has also established a Pricing Committee consisting of two members, including a Chairman of the Committee. The Pricing Committee members are Messrs. Kobren (Chairman) and Castellano. The Pricing
Committee is responsible for ensuring the fair valuation of the Fund's securities as may be necessary from time to time. The Pricing Committee held no meetings during the fiscal year ended December 31, 2003.

         Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each Trustee as of December 31, 2003.



   ----------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                        IN ALL REGISTERED INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY       OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
           NAME OF TRUSTEE              SECURITIES IN THE FUND                        COMPANIES
   ----------------------------------------------------------------------------------------------------------------
   Eric M. Kobren,
   Chairman of the Board, President     Over $100,000                 Over $100,000
   ----------------------------------------------------------------------------------------------------------------
   Michael P. Castellano                Over $100,000                 Over $100,000
   ----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                        IN ALL REGISTERED INVESTMENT COMPANIES
                                        DOLLAR RANGE OF EQUITY       OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
           NAME OF TRUSTEE              SECURITIES IN THE FUND                        COMPANIES
   ----------------------------------------------------------------------------------------------------------------
   Edward B. Bloom                     Over $100,000                  Over $100,000
   ----------------------------------------------------------------------------------------------------------------
   Arthur Dubroff                      Over $100,000                  Over $100,000
   ----------------------------------------------------------------------------------------------------------------
   Robert I. Goldfarb                  $50,001-$100,000               $50,001-$100,000
   ----------------------------------------------------------------------------------------------------------------
   Stuart J. Novick                    $10,001-$50,000                $10,001-$50,000
   ----------------------------------------------------------------------------------------------------------------

         The Trustees who are not affiliated with KIM or Kobren Insight Brokerage, Inc. ("KIB") each receive from the Trust a $5,000 annual retainer paid in quarterly installments, a $1,000 fee for each board meeting attended and a $500 fee per committee meeting attended, plus reimbursement for out-of-pocket expenses incurred in attending such meetings. No officer or employee of KIM or any affiliate thereof receives any compensation from the Trust for serving as a Trustee or officer of the Trust.



         The table below shows the total fees which were paid to each of the Independent Trustees during the fiscal year ended December 31, 2003.

                                                      PENSION OR
                                  AGGREGATE           RETIREMENT           ESTIMATED           TOTAL
                                 COMPENSATION     BENEFITS ACCRUED     ANNUAL BENEFITS      COMPENSATION
      INDEPENDENT               RECEIVED FROM      (AS PART OF FUND         UPON           FROM FUND AND
        TRUSTEE                  THE TRUST            EXPENSES)         RETIREMENT         FUND COMPLEX
        -------                  ---------            ---------         ----------         ------------
Edward B. Bloom                    $10,000                $--               $--               $10,000
Arthur Dubroff                     $10,000                $--               $--               $10,000
Robert I. Goldfarb                 $10,000                $--               $--               $10,000
Stuart J. Novick                   $10,000                $--               $--               $10,000


MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

         For purposes of the statements below:

         o        the IMMEDIATE  FAMILY  MEMBERS of any person are their spouse,
                  children  in  the  person's  household   (including  step  and
                  adoptive children) and any dependent of the person.

         o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person.



         o a RELATED FUND is an registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which KIM or any of its affiliates acts as investment adviser or for which KIB or any of its affiliates acts as principal underwriter. For example, the related funds of the Fund include the Kobren Insight Funds.

         As of December 31, 2003, none of the Independent Trustees, nor any member of their immediate families, except for Edward Bloom, Independent Trustee, beneficially owned any securities issued by KIM or any other entity in a control relationship to KIM or KIB or any person in a control relationship to KIB. Mr. Bloom beneficially owns greater than $60,000 in Alumni Partners I LP, a limited partnership managed by Alumni Capital, LLC, which is an affiliated firm of KIM. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in KIM or any other entity in a control relationship to KIM or KIB or any person that controls KIB. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "Fund-related party"):


            o    the Fund
            o    an officer of the Fund
            o    a related fund;
            o    an officer of any related fund;
            o    KIM;
            o    KIB;
            o    an officer of KIB;
            o    any affiliate of KIM or KIB; or
            o    an officer of any such affiliate.


         During the calendar years 2002 and 2003, none of the Independent Trustees, nor any members of their immediate families, had any relationship (the value of which exceeded $60,000) with any Fund-related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service.

         During the calendar years 2002 and 2003, Messrs. Bloom and Novick, both Independent Trustees, and Mr. Kobren, Chairman and President of the Trust and an interested Trustee, served as members of the board of directors of Mediregs, Inc., a healthcare compliance database company.

         None of the Trust's Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serve in that capacity. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:



            o    the Trust
            o    an officer of the Trust
            o    a related fund;
            o    an officer of any related fund;
            o    KIM;
            o    KIB; or
            o    any other entity in a control relationship to the Trust.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS.


         The 1940 Act requires that the investment advisory agreement between KIM and the Trust and the investment subadvisory agreement between KIM and Delphi Management, Inc. ("Delphi") on behalf of the Fund be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. Each such agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held in person on April 28, 2004. The Independent Trustees determined that the terms of the investment advisory and subadvisory agreements are fair and reasonable and approved of the investment advisory and subadvisory agreements as being in the best interests of the Fund. The Independent Trustees believe that the current investment advisory and subadvisory agreements enable the Fund to enjoy high quality investment advisory and services at costs which they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of KIM, Delphi and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust but have not engaged their own separate counsel.

         In evaluating the investment advisory and subadvisory agreements, the Independent Trustees reviewed and considered materials that they requested, and that KIM and Delphi furnished, including information regarding KIM and Delphi, their affiliates and personnel, operations and financial condition. The Independent Trustees (i) considered the reasonableness of the advisory and subadvisory fees in light of the extent and quality of the advisory, management and administrative services provided and any additional benefits received by KIM, Delphi and their affiliates in connection with providing services to the Fund, (ii) compared the fees charged by KIM (and the subadvisory fee paid by KIM to Delphi) to those charged by KIM and Delphi with respect to their other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and (iii) analyzed the expenses incurred by KIM with respect to the Fund.

         The Independent Trustees discussed with representatives of KIM and Delphi (including the Fund's portfolio manager) the operations of the Trust and the capabilities of KIM and Delphi to provide advisory, subadvisory, management and other services to the Fund. Among other information, the Independent Trustees reviewed information regarding:

            o   the investment performance of the Fund, over various time frames in the abstract and in comparison to a selected peer group;
            o   the  fees  charged  by  KIM  and  Delphi for investment advisory services, as well as other compensation  received by KIB;
            o   the actual and projected total operating expenses of the Fund in the abstract and in comparison to funds of comparable size;
            o   the  investment  performance,   fees  and  total  expenses    of
                investment companies with similar objectives and strategies managed by other investment advisers;
            o the experience of the investment advisory and subadvisory personnel and other personnel providing services to the Fund and the historical quality of the services provided by KIM or Delphi; and
            o the profitability to KIM of managing the Fund and the methodology in allocating expenses to the management of the Fund, and compared such profitability with available industry profitability data.



In addition, the Independent Trustees noted information received at regular meetings throughout the year related to the Fund's performance and management and administrative services rendered by KIM and Delphi, as well as benefits potentially accruing to KIM and Delphi and their affiliates from administrative and brokerage relationships with affiliates of KIM and Delphi, as well as KIM's and Delphi's research arrangements with brokers who execute transactions on behalf of the Fund (of which there were no such arrangements). This information included, without limitation, quarterly compliance reports with respect to prospectus and tax requirements, codes of ethics, insider trading policies, proxy voting policies, and certifications of the Trust's principal executive and financial officers required by the Sarbanes-Oxley Act. The Independent Trustees specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered: (1) the favorable history, reputation, qualification and background of KIM and Delphi, as well as the qualifications of their personnel and the financial condition of KIM; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies. In particular, the Independent Trustees discussed and viewed favorably KIM's willingness to voluntarily limit the total expense ratios of the Fund as set forth in this SAI. The Independent Trustees also considered the additional regulatory burdens and cost thereof being placed upon the Fund and KIM and Delphi; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices and whether the Fund has operated within its investment objective and its record of compliance with investment restrictions and other legal restrictions; (4) the favorable manner in which KIM supervises the Fund's business relations with its custodian, transfer agent and other service providers, including Delphi and that neither KIM nor Delphi has experienced problems similar to those at other mutual fund complexes and advisers regarding late trading, market timing, or selective portfolio holdings disclosure; and (5) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the investment advisory and subadvisory agreements.



CODE OF ETHICS

         Additionally, the Trust, its investment adviser, subadviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

B.   PROXY VOTING POLICIES AND PROCEDURES

         The Trust has delegated the voting of portfolio securities to Delphi. Delphi has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders on the one hand, and those of Delphi. A copy of the Proxy Voting Policies and Procedures is included as Appendix B to this Statement of Additional Information.

         The Trust will be required to file new Form N-PX with the Trust's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing on August 31, 2004. This filing will be available on the Trust's website at www.kobren.com and on the SEC's website at www.sec.gov.

C.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2004, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the Fund:


                                                                       DELPHI VALUE FUND - INSTITUTIONAL CLASS
                                                                ------------------------------------------------------
NAME AND ADDRESS                                                      % OF FUND              NATURE OF OWNERSHIP
National Financial Services Corp.                                       64.336                     Record
One World Financial Center
200 Liberty Street
New York, N.Y.   10281-1003
                                                                        8.954
SunTrust Bank Inc.                                                                                 Record
FBO National Automobile Dealers Association
P.O. Box 105870 Atlanta, GA 30348-5870

Ellard Co.                                                              6.260                      Record
c/o Fiduciary Trust Co. Intl.
P.O. Box 3199 New York, NY 10008


St. Vincents Medical Center Foundation Inc.                             6.094                    Beneficial
2800 Main Street
Bridgeport, CT 06606


                                                                          DELPHI VALUE FUND - RETAIL CLASS
                                                                ------------------------------------------------------

NAME AND ADDRESS                                                      % OF FUND              NATURE OF OWNERSHIP
National Financial Services Corp.                                       23.462                     Record
One World Financial Center
200 Liberty Street
New York, N.Y.   10281-1003
                                                                        21.258
Charles Schwab & Co., Inc.                                                                         Record
101 Montgomery Street
San Francisco, CA  94104-4122

Scott M. Black                                                          8.633                    Beneficial
9 Sears Road
Brookline, MA  02445-7409

Donaldson, Lufkin Jenrette Securities Corp.                             6.691                      Record
P.O. Box 2052
Jersey City, NJ  07303-2052

Eric M. Kobren                                                          5.838                    Beneficial
20 William Street, Suite 310
P.O. Box 9135
Wellesley Hills, MA 02481

         As of March 31, 2004, the Trustees and officers, except for Eric Kobren and Edward Bloom, as a group owned less than 1% of the outstanding shares of the Fund.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

D.  INVESTMENT ADVISER

         KIM serves as investment adviser to the Fund pursuant to a written investment advisory agreement dated November 15, 1996, as amended to date (the "Investment Advisory Agreement"). KIM is a Massachusetts corporation organized in 1987, and is a registered investment adviser under the Investment Advisers Act of 1940.

         Certain services provided by KIM under the Investment Advisory Agreement are described in the prospectus. In addition to those services, KIM may, from time to time, provide the Fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred. As compensation for its services, the Fund pays KIM a fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. For the years ended December 31, 2001, December 31, 2002 and December 31, 2003 the Adviser was paid $737,194, $774,459 and $873,190, respectively, by the Fund.

         The Fund is responsible for all expenses not expressly assumed by KIM or the administrator. These include, among other things, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, registration fees under federal and state securities laws, brokerage commissions, interest, taxes and extraordinary expenses (such as for litigation).

         KIM has agreed to limit the Fund's total annual operating expenses of the retail class and institutional class to no more than 1.75% and 1.50%, respectively, (excluding brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses), of the Fund's average daily net assets. This expense cap arrangement is voluntary and may be revoked at any time at the discretion of KIM.

         By its terms, the Investment Advisory Agreement will remain in effect from year to year, subject to annual approval by (a) a majority of the Board of Trustees, including a majority of Independent Trustees or, with respect to the Fund, (b) a vote of the majority of the Fund's outstanding voting securities. In either event, continuance must also be approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Investment Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by KIM. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

E.       SUBADVISER

         KIM has engaged Delphi Management, Inc. ("Delphi") as the Fund's subadviser pursuant to a subadvisory agreement dated November 15, 1998. Under the supervision of KIM and the Fund's Board of Trustees, Delphi makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

         Scott M. Black has been the Fund's portfolio manager since the Fund's inception in 1998. Mr. Black has been the president and controlling shareholder of Delphi since 1983. Since 1980, Delphi (and its predecessor firm) has limited its management services to institutional investors, including pensions, endowments and high net worth individuals. Delphi currently manages over $1.5 billion in assets.

         KIM is responsible for Delphi's subadvisory fee at the annual rate of 0.50% of the Fund's average daily net assets which is computed daily and paid monthly. For the years ended December 31, 2001, December 31, 2002 and December 31, 2003, Delphi was paid subadvisory fees in the amount of $368,597, $387,230 and $436,595, respectively.

ADDITIONAL DISCUSSION OF PORTFOLIO STRATEGY. In addition to the information in the prospectus, Mr. Black applies two principal questions when considering an investment for the Fund. 1) Is the company being considered a good business? and
2) Can the business be purchased at a cheap price? The first question is addressed using quantitative screening. Mr. Black likes companies that grow revenues and earnings faster than inflation over three to five years. He looks at the firm's free cash flow and determines if the company can finance its growth through internally generated operating cash flow. He also analyzes the areas of capital such as inventory turns, days of receivables, and sales to fixed assets.

To determine if a business can be purchased at a cheap price, Mr. Black considers businesses in two categories: EARNINGS POWER PLAYS and ASSET PLAYS. The earnings power play business consistently produces high returns on equity, under normal circumstances. Mr. Black will not buy these companies for more than 13 times their forthcoming year's estimated earnings. Asset plays are companies that can be depressed, but typically have earned 15% returns in the past and are likely to do so again.

Although there is no restriction, Mr. Black intends to hold the number of securities in the Fund to under 100 securities.

F.  DISTRIBUTION

         DISTRIBUTOR

         Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481, serves as the Fund's distributor pursuant to a distribution agreement dated November 15, 1996, as amended (the "Distribution Agreement"). The Distribution Agreement will remain in effect from year to year, subject to the approval by a majority of the Board of Trustees, including a majority of Independent Trustees. The Fund's shares are sold on a continuous basis by KIB as agent, although KIB is not obligated to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of preparing, printing and distributing all sales literature.

         DISTRIBUTION PLAN - RETAIL CLASS ONLY

         The Trust, on behalf of the Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the retail class shares of the Fund (the "Distribution Plan"). Pursuant to the Distribution Plan, the Fund uses its assets to finance activities relating to the distribution of retail class shares to investors and provision of certain shareholder services. Certain categories of such expenditures have been approved by the Board of Trustees and include, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives and other employees of the Distributor or of other broker-dealers who engage in or support the distribution of the Fund's shares, printing and mailing of prospectuses and other reports for other than existing shareholders, advertising and allowances to other broker-dealers. The Fund compensates KIB, distributor of the Fund, at a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets attributable to retail class shares.

         GENERAL

         In accordance with the terms of the Distribution Plan, KIB provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

         KIM and Delphi have assumed shared responsibility for any of the Fund's distribution expenses that exceed distribution fees payable under the Distribution Plan. Eric Kobren and Scott Black are the principal shareholders of KIM and Delphi, respectively, and are also "interested" persons of the Fund. As principals, they benefit to the extent that payments under the Distribution Plan reduce the distribution expenses paid by KIM and Delphi.

         The Distribution Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Distribution Plan), cast in person at a meeting called for the purpose of voting on the Distribution Plan. In approving the Distribution Plan, the Trustees identified and considered a number of potential benefits which the Distribution Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its future shareholders. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a majority of the outstanding voting securities of the Retail Class (as defined in the 1940 Act). The Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         For the fiscal year ended December 31, 2003, the following amounts were paid under the Distribution Plan for the retail class shares of the Fund: $286 for printing and mailing; $75,853 for distribution services; and $37,484 for marketing. The total amount paid under the Distribution Plan for the fiscal year ended December 31, 2003 was $113,623.

G.  ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT

         The Trust has entered into an administration agreement on behalf of the Fund with PFPC, Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., dated November 15, 1996, as amended to date. The principal business address of PFPC is 4400 Computer Drive, Westborough, Massachusetts 01581. The administrative services necessary for the operation of the Trust and the Fund provided by PFPC include among other things: (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the transfer agent, custodian, independent accountants, legal counsel and others.

         As compensation for services performed under the Administration Agreement, PFPC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund (subject to a $70,700 annual minimum),plus an additional $5,237 per class beyond the first class.

   PERCENTAGE                  AVERAGE DAILY NET ASSETS
     0.0686%                      Up to $100 million
     0.0508%                 $100 million to $200 million
     0.0356%                      Over $200 million

For the fiscal years ended,  December 31, 2001,  December 31, 2002, and December
31,  2003,  the   administrator  was  paid  $72,500  and  $76,431  and  $78,957, respectively, each year for administrative services.

         PFPC also serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. The location for these services is 4400 Computer Drive, Westborough, Massachusetts 01581. The services of PFPC are provided pursuant to a Transfer Agency and Services Agreement between the Trust and PFPC dated November 15, 1996, as amended to date (the "Transfer Agency and Services Agreement"). Pursuant to the Transfer Agency and Service Agreement, PFPC receives from the Trust, with respect to the Fund, an annual fee of $14.00 per shareholder account (subject to a $27,233 annual minimum), plus an additional $18,853 for the first class and $6,284 per each additional class in excess of one class. PFPC also receives reimbursement under the Transfer Agency and Services Agreement for certain out-of-pocket expenses incurred in rendering such services.

H.   CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

         Pursuant to a Custody Agreement between the Trust and Mellon Trust of New England, N.A. ("Mellon"), a subsidiary of Mellon Financial Corporation, Mellon provides custodial services to the Trust and the Fund. The principal business address of Mellon is One Boston Place, Boston, Massachusetts 02108.

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is counsel for the Trust.

         PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the independent auditors of the Trust.

          IV. PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

         Detailed information on purchase and redemption of shares is included in the prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days
(i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

         The Fund's investment securities are valued at the last sale price or for NASDAQ traded securities, the NASDAQ Official Closing Price, as applicable, on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

         The Fund computes the net asset value ("NAV") of its shares at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each weekday that is not a holiday. The holidays (as observed) on which the NYSE is scheduled to be closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the NYSE closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time. The NAV of the Fund's shares is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares.

         Foreign securities in which the Fund may invest may be listed primarily on foreign stock exchanges that may trade on other days (I.E., Saturday). Accordingly, the NAV of the Fund's portfolio may be significantly affected by such trading on days when investors do not have access to the Fund.

                             V. IN-KIND REDEMPTIONS

         If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, instead of in cash, in conformity with any applicable rules of the SEC. The proceeds of redemption may be more or less than a shareholder's tax basis and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                           VI. PORTFOLIO TRANSACTIONS

         Under the supervision of KIM and the Board of Trustees, Delphi is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.

         For the fiscal years ended, December 31, 2001, December 31, 2002, and December 31, 2003, the amounts spent on behalf of the Fund for brokerage commissions were $63,425, $79,379 and $71,861, respectively.

         As of December 31, 2003, the Fund owned securities of its regular brokers or dealers, as defined in Rule 10b-1 under the Investment Company Act of 1940, with the following market values:

         BROKER DEALER                                             MARKET VALUE

         Citigroup, Inc.                                             $1,402,806
         Goldman Sachs Group, Inc.                                   $1,372,347
         Lehman Brothers Holdings, Inc.                              $1,382,238
                                                                     ----------
                                                                     $4,157,391

         In placing portfolio transactions with brokers and dealers, Delphi attempts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, Delphi may consider research, including statistical or pricing information, and brokerage services furnished to the Fund or Delphi. In addition, the Fund may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Fund's portfolio transactions by such broker or dealer. Delphi may use this research in managing the Fund's assets, as well as assets of other clients.

         Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the over-the-counter market. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant.
Swaps and other over-the-counter contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

         Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network ("ECN") or alternative trading system ("ATS"). The costs of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

         Other investment advisory clients advised by KIM and/or Delphi may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, KIM and/or Delphi may average the transactions as to price and allocate the amount of available investments in a manner which KIM and/or Delphi believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, KIM and/or Delphi may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

                          VII. PERFORMANCE INFORMATION

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of the Fund, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                    VIII. DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

         The Fund will distribute dividends from its net income (if any) and make distributions of any net capital gain at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless the shareholder notifies the Fund in writing of his or her election to receive distributions in cash.
TAXES. The Fund has elected, qualified and intends to continue to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest (if any), the Fund will not be subject to federal income tax on amounts distributed to shareholders in the manner required under the Code, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. If the Fund meets such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it would be taxed at regular corporate income tax rates on any amounts retained.

         Amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for the previous year that were not distributed during such year and on which the Fund has not paid income tax. A distribution that is declared by the Fund as of a record date in October, November or December and paid by the Fund during January of the following year will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. The Fund intends to seek to distribute its income in accordance with this requirement to avoid or minimize any excise tax. Shortly after the end of each year, the Trust will notify shareholders of the federal tax status of dividends and distributions for that year.

         In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements.

         In order to satisfy its distribution requirements, the Fund intends to distribute substantially all of its investment company taxable income, net tax-exempt interest (if any), and any net capital gain at least annually. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable to shareholders either as ordinary income or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

         A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

         Dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

         Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

         Dividends the Fund pays to its corporate shareholders that are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of these shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. In certain cases, receipt of dividends that qualify for this deduction may increase a corporate shareholder's liability for the federal alternative minimum tax or, if these dividends are "extraordinary dividends" under Section 1059 of the Code, result in basis reductions or, to the extent the basis of Fund shares would otherwise be reduced below zero, income inclusions.

         Investors should consider the adverse tax implications of buying Fund shares immediately before a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for such a dividend or distribution will pay a per share price that includes the value of the anticipated dividend or distribution and will be taxed on it even though it economically represents a return of a portion of the amount paid to purchase the shares.



         Redemptions and exchanges (including systematic withdrawals) are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions. If a shareholder who has received a capital gain distribution suffers a loss on the redemption or other sale of his or her Fund shares that have a tax holding period of six months or less, the loss on those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received on those shares. Also, any loss realized on a redemption or other sale of Fund shares may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million of more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future generally to include not only stock but also an option to acquire stock such as inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in
investments   producing  such  passive  income  ("passive   foreign   investment
companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         The Fund may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the Fund's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to its shareholders, who consequently are not expected to take them into account on their own tax returns.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain options and futures contracts relating to foreign currency, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities (or its option contracts or future contracts with respect to stock or securities), may under Treasury regulations that may be promulgated in the future have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the long-term or short-term character of some capital gains and losses realized by the Fund (or, in the case of certain foreign currency options, futures and forward contracts, such gains or losses may be treated as ordinary income or loss). The Fund may also be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Additionally, certain of the Fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio, may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

         The federal income tax rules applicable to interest rate swaps, caps, floors and collars and currency swaps are unclear in certain respects, and the Fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

         Investments in debt obligations that are at risk of or are in default (I.E., junk bonds) present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, if it holds such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

         If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         The tax treatment of distributions from the Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash that could have been received instead.

         The Fund may incur net capital losses that it may carry forward for eight years following the year of the loss to offset capital gains it may realize in such years.

         Depending upon a shareholder's residence for tax purposes, distributions and the value of Fund shares may also be subject to state and local taxes, or other taxes. Shareholders should consult their own tax advisers regarding the tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         The Fund is generally required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and other distributions, including redemption proceeds, paid to individuals and other non-exempt shareholders if
(1) the shareholder fails to furnish the Trust with and to certify his or her correct social security number or other taxpayer identification number, (2) the Internal Revenue Service (the "IRS") or a broker notifies the Trust that the shareholder is subject to withholding or (3) the shareholder fails to certify that he or she is not subject to backup withholding.

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (I.E., U.S. citizens or residents and U.S. domestic corporations, partnerships, Trusts or estates) subject to tax under such law and hold their shares as capital assets. The discussion does not address special tax rules applicable to certain classes of investors, such as individual retirement accounts and other retirement plans, tax-exempt entities, insurance companies and financial institutions.

         Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN is on file, 28% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the applicability of foreign taxes to an investment in the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

         Provided that the Fund qualifies as a regulated investment company under the Code, the Fund will also not be required to pay Massachusetts income, corporate excise, or franchise taxes.

                          IX. DESCRIPTION OF THE TRUST

         The Trust is an open-end, diversified series management investment company established as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 13, 1996. The name of the Trust, formerly Insight Premier Funds, was changed to Kobren Insight Funds in November 1996 by amendment to the Declaration of Trust.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series, each share with a par value of $.001. Currently, the Trust consists of two series. Each share in a particular series represents an equal proportionate interest in that series with each other share of that series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a series, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution. Shareholders in one of the series have no interest in, or rights upon liquidation of, any of the other series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust and the 1940 Act, the recordholders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Funds. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

ANTI-MONEY LAUNDERING LAWS

         The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

         Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

                            X. ADDITIONAL INFORMATION

         The prospectus and this statement of additional information do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained in the prospectus and this statement of additional information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            XI. FINANCIAL STATEMENTS

         The following financial statements for the fiscal year ended December 31, 2003, as well as the related Notes to Financial Statements and Report of Independent Auditors, are incorporated into this statement of additional information by reference to the Fund's Annual Report for the fiscal year ended December 31, 2003: Portfolio of Investments at December 31, 2003; Statement of Assets and Liabilities at December 31, 2003; Statement of Operations for the fiscal year ended December 31, 2003; and Statements of Changes in Net Assets for the fiscal years ended December 31, 2003 and 2002.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BONDS

Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"AAA":        Bonds that are rated  "Aaa" are judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

"AA": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A":          Bonds  that  are  rated  "A"  possess  many  favorable  investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"BAA": Bonds that are rated "Baa" are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"BA":         Bonds that are rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"CAA": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" AND "CCC":  Bonds  rated  "BB"  and  "B"  are  regarded,  on  balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

COMMERCIAL PAPER

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

MOODY'S: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                   APPENDIX B

                              KOBREN INSIGHT FUNDS
                      PROXY VOTING POLICIES AND PROCEDURES

1.       DEFINITIONS.

         "ADVISER" shall mean KIM with respect to the Kobren Growth Fund and Delphi with respect to the Delphi Value Fund.

         "BOARD" shall mean the Board of Trustees of the Funds.

         "DELPHI" shall mean Delphi Management, Inc.

         "DELPHI'S PROXY VOTING POLICIES AND PROCEDURES" shall mean Delphi's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A1.

         "FUNDS" shall mean each of the registered investment companies (and series thereof) in the Kobren Group of Funds.

          "KIM" shall mean Kobren Insight Management, Inc.

         "KIM'S PROXY VOTING POLICIES AND PROCEDURES" shall mean KIM's Proxy Voting Policies and Procedures, as amended from time to time, a current copy of which is attached hereto as EXHIBIT A2.

2. ADOPTION OF THE ADVISERS' PROXY VOTING POLICIES AND PROCEDURES AND DELEGATION. The provisions of KIM's Proxy Voting Policies and Procedures with respect to voting guidelines are hereby incorporated herein by this reference and adopted as the Kobren Growth Fund's procedures for voting proxies and procedures. The provisions of Delphi's Proxy Voting Policies and Procedures with respect to voting guidelines are hereby incorporated herein by this reference and adopted as the Delphi Value Fund's procedures for voting proxies and procedures. The Funds have delegated to the applicable Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with these Proxy Voting Policies and Procedures, and the applicable Adviser has accepted such delegation.

3.       LIMITATIONS ON THE ADVISERS' RESPONSIBILITIES.

         (i) LIMITED VALUE. Each Adviser may abstain from voting a Fund proxy if it concludes that the effect on the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

        (ii) UNJUSTIFIABLE COSTS. Each Adviser may abstain from voting a Fund proxy for cost reasons (E.G., costs associated with voting proxies of non-U.S. securities). In accordance with the Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

       (iii) FUND RESTRICTIONS. Each Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

        (iv) BOARD DIRECTION. Notwithstanding the foregoing delegation to the Advisers, the Board may from time to time direct an Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's proxy voting policies and procedures. The Adviser shall follow any such direction for proxies received after its receipt of such direction.

     4. SUBDELEGATION. Each Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

     5. PROXY VOTING EXPENSE. The Funds shall bear all expenses associated with voting the Funds' proxies and complying with applicable laws (including without limitation expenses associated with regulatory filings and engaging third parties to vote the Funds' proxies). The Funds shall promptly reimburse the applicable Adviser for any out-of-pocket expenses incurred by such Adviser in performing its services hereunder. In consideration for its services hereunder, the Advisers shall be entitled to the compensation under the Funds' advisory agreements, at the rates from time to time approved by the Board.

     6. CONFLICTS OF INTEREST. KIM shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as Delphi's Proxy Voting Policies and Procedures address conflicts of interest (and such changes are approved in accordance with the Section 7 below), Delphi shall comply with the following procedures: Delphi shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the Delphi Value Fund on the one hand and Delphi and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "POTENTIAL CONFLICT"). Delphi shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If Delphi determines that a potential conflict may exist, it shall promptly report the matter to KIM. KIM shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the Delphi Value Fund and Delphi's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, KIM may resolve a potential conflict in any of the following manners:

       (i) If the proposal that gives rise to a potential conflict is specifically addressed in Delphi's Proxy Voting Policies and Procedures, KIM may direct Delphi to vote the proxy in accordance with the pre-determined policies and guidelines set forth in Delphi's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of Delphi;
      (ii) KIM may disclose the potential conflict to the Board and obtain the Board's consent before directing Delphi to vote in the manner approved by the Board;
     (iii) KIM may direct Delphi to engage an independent third-party to determine how the proxy should be voted; or
      (iv) KIM may direct Delphi to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
Delphi shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of Delphi's senior account representatives actually knew or reasonably should have known of the potential conflict.

7. APPROVAL OF MATERIAL CHANGES. KIM shall promptly submit to the Board any material changes to these Proxy Voting Policies and Procedures and the applicable Adviser's Proxy Voting Policies and Procedures. Unless objected to by the Board within six months after such submission, the Board shall be deemed to have approved the change on the six month anniversary of such submission (unless such change was early approved by the Board).

8. REPORTS TO THE BOARD. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board describing:

       (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board, including but not limited to, information about conflicts of interests; and
      (ii) any proxy votes taken by the Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, KIM shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Advisers' experience under these Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

9. MAINTENANCE OF RECORDS. Each Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 in accordance with the requirements and interpretations thereof. The Advisers may, but need not, maintain proxy statements that it receives regarding Fund securities to the extent that such proxy statements are available on the SEC's EDGAR system. The Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Adopted:  May 1, 2003

                                                                     Exhibit A 1
                             DELPHI MANAGEMENT, INC.

                          PROCEDURES FOR VOTING PROXIES

                              PROXY VOTING POLICIES

         The Manager shall apply the following policies in voting all proxies appurtenant to shares of corporate stock.

         The Manager shall vote "for" the following proposal of management:

                   1. Proposals to authorize a stock option plan, so long as such plan does not (i) permit option exercise prices of less than 85% of the market price on the date of grant or (ii) authorize the issuance of options to purchase more than 10% of outstanding common stock.

                   2. Proposals to amend an existing stock option plan to enable option holders to pay all or part of the option exercise price by surrendering shares of the company's stock.

                   3.      Proposals to authorize other employee benefit plans.

                   4. Proposals with respect to the election of directors, ratification of auditors, increasing the number of authorized shares of capital stock, increasing the amount of funded debt, stock splits and stock dividends, changing the number of directors, staggering the terms of directors, eliminating pre-emptive rights, and amending the company's charter to implement applicable state law limiting directors liability and/or amending its provisions concerning indemnification.

         The Manager shall vote "for all other items proposed by management unless the Manager determines that such vote would not be in the best interest of plan participants and beneficiaries.

         The Manager shall vote "against" the following proposals of management:

                   1. Proposals to amend the company's charter to adopt super-majority voting provisions, "blank-check" preferred stock and/or poison pill provisions, provisions authorizing two classes of shares with different voting rights, "fair price" amendments (except those that consider only a two year price takeover measures),or other anti-takeover provisions, or proposals to amend the company's charter to eliminate or limit shareholder rights (e.g., action by written consent, ability to call meetings or remove directors) or to reincorporation in another state when accompanied by anti-takeover proposals.

                   2.      Proposals to authorize loans to officers.

                   3. Proposals to authorize "golden parachute" severance benefits.

                   4. Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

                              II.  SHAREHOLDER PROPOSALS

The Manager shall vote on items proposed by shareholders in accordance with management's recommendations unless the Manager determines that such vote would not be in the best interests of the plan participants and beneficiaries.

                          III.     MAINTENANCE OF RECORDS

The Manager shall maintain a record of the voting of each proxy and the decision made on each management and/or shareholder proposal included therein.


May 1, 2003

                                                                      Exhibit A2
                         KOBREN INSIGHT MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION

         Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

         Currently, we are responsible for voting proxies only for certain clients that invest in shares of investment companies (e.g., mutual funds and closed-end funds). These Proxy Voting Policies and Procedures are tailored for this purpose, and do not contain guidelines for voting proxies applicable to public operating companies. We will revise these Proxy Voting Policies and Procedures if we in the future accept responsibility for voting proxies applicable to public operating companies.

         Our authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and these Proxy Voting Policies and Procedures have been tailored to reflect these specific contractual obligations. In addition to requirements of the Securities and Exchange Commission ("SEC") governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.      STATEMENTS OF POLICIES AND PROCEDURES

         A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

         B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "POTENTIAL CONFLICT"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a

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
                  proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Eric Kobren. Mr. Kobren shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Kobren may resolve a potential conflict in any of the following manners:

                  1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

                  2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

                  3. We may engage an independent third-party to determine how the proxy should be voted; or

                  4. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

                  We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

         C.       LIMITATIONS ON OUR RESPONSIBILITIES

                  1. NO RESPONSIBILITY. Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Our policy for not accepting responsibility for voting proxies is described in our Form ADV, which is initially provided to our clients and which we annually offer to be delivered to our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds and other clients for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

                  2. LIMITED VALUE. We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  3. UNJUSTIFIABLE COSTS. We may abstain from voting a client proxy for cost reasons (E.G, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                  4.       SPECIAL CLIENT CONSIDERATIONS.

                           a. MUTUAL FUNDS. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.
                           b. ERISA ACCOUNTS. With respect our ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                  5. CLIENT DIRECTION. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies a nd Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

         D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

         E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

         F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

         G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

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


III.     FUND PROXY ISSUES

         The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.



         A. ELECTION OF DIRECTORS OR TRUSTEES. We generally favor the election of directors and trustees of mutual funds in the frequency required by the Investment Company Act of 1940, and we are opposed to staggered election systems for the following reasons: election of directors/trustees based upon classes or staggered terms tends to entrench present management; staggered terms for directors/trustees tend to make the fund and management less responsive to shareholders' interests; and staggered terms might be deemed an anti-takeover measure and, therefore, they may potentially diminish the value of a shareholder's investment with respect to closed-end funds.

         We generally favor independent directors/trustees and independent members of nominating, compensation and audit committees because independence is necessary for the effective functioning of the board and its committees.

         We may consider the following factors when voting on election of directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.

         B. CONVERTING CLOSED-END FUND TO OPEN-END FUND. [WE ARE GENERALLY OPPOSED TO PROPOSALS NOT SUPPORTED BY A MAJORITY OF A FUND'S INDEPENDENT DIRECTORS/TRUSTEES TO CONSIDER A PROPOSAL TO CONVERT A CLOSED-END FUND TO AN OPEN-END FUND.] We may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.

         C. PROXY CONTESTS. We may consider the following factors related to a proxy contest: past performance; the market in which the fund invests; measures taken by the board to address past shareholder activism; board activity; and votes on related proposals.

         D. INVESTMENT ADVISORY AGREEMENTS. We generally favor proposals related to the approval of an investment advisory agreement that are supported by a majority of the fund's independent directors/trustees. We may consider the following factors related to approval of an investment advisory agreement: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

         E. PREFERRED STOCK PROPOSALS. We generally favor proposals considering a preferred stock offering. We may consider the following factors when considering a preferred stock proposal:

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

         stated specific financing purpose and other reasons management provides for possible dilution of common shares.

         F. 1940 ACT POLICIES. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. We generally favor these types of proposed changes that are recommended by a majority of the fund's independent directors/trustees. In evaluating this type of proposal, we consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretations. We may also consider the following additional factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

         G. CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION. We generally favor proposals changing a fundamental restriction to a non-fundamental restriction to the extent that it decreases unnecessary compliance burdens and is expected to have little impact in the manner in which the fund's portfolio is managed. We may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction: the fund's target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.

         H. DISTRIBUTION AGREEMENTS. [WE SUPPORT PROPOSALS REGARDING DISTRIBUTION ARRANGEMENTS TO THE EXTENT THAT SUCH PROPOSALS ARE RECOMMENDED BY A MAJORITY OF THE FUND'S INDEPENDENT DIRECTORS/TRUSTEES.] We may consider the following when evaluating a proposal to approve a distribution agreement: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in the industry. To the extent that we (or our affiliates) receive distribution fees from the fund, we follow of conflict of interest policies set forth in Part II of these Proxy Voting Policies and Procedures.

         I. NAMES RULE PROPOSALS. [WE GENERALLY OPPOSE PROPOSALS TO CHANGE A FUND'S NAME TO THE EXTENT THAT SUCH PROPOSAL MAY MATERIALLY AFFECT THE MANNER IN WHICH THE FUND'S PORTFOLIO IS MANAGED.] We may consider the following when evaluating whether a proposal to change a fund's name: the political and economic changes in the target market; current asset composition; and consolidation in the fund's target market.

         J. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. We generally favor proposals to dispose of fund assets, terminate or liquidate a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund: strategies employed to salvage the fund; the fund's past performance; and the terms of the liquidation.

         K. CHANGES TO CHARTER DOCUMENTS. We generally favor proposals to change a fund's charter documents that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating proposals to change a fund's charter documents: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

         L. CHANGING THE DOMICILE OF A FUND. We generally favor proposals to change the domicile of a fund that are recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a proposal to change the domicile of a fund: regulators of both states; required fundamental policies of both states; and the increased flexibility available.

         M. CHANGE IN FUND'S SUBCLASSIFICATION. We generally favor proposals to change a fund's 1940 Act subclassification as diversified or non-diversified if such a proposal is recommended by a majority of the fund's independent directors/trustees. We may consider the following when evaluating a change in a fund's 1940 Act subclassification as diversified or nondiversified: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Version:  May 1, 2003


                                      B-11